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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of earliest event reported):
                               September 20, 2002


                              Wal-Mart Stores, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     001-06991                 71-0415188
           --------                     ---------                 ----------
(State or other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)



                               702 S.W. 8th Street
                           Bentonville, Arkansas 72716
               (Address of principal executive offices) (Zip code)




               Registrant's telephone number, including area code:
                                 (479) 273-4000


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Item 5.    Other Events.

     On September 20, 2002, Wal-Mart Stores, Inc. (the "Company") completed the sale to the Designated Underwriters (as described below) of $500,000,000 aggregate principal amount of the Company's 4.375% Notes Due 2007 (the "Notes") pursuant to a Pricing Agreement, dated as of September 17, 2002 (the "Pricing Agreement"), by and between the Company and Goldman Sachs & Co., J.P. Morgan Securities Inc. and Lehman Brothers Inc., as representatives for themselves and the other underwriters named therein (the "Designated Underwriters") (and acknowledged by Wal-Mart Cayman (Euro) Finance Co., a Cayman Islands exempted company, Wal-Mart Cayman (Canadian) Finance Co., a Cayman Islands exempted company, and Wal-Mart Cayman (Sterling) Finance Co., a Cayman Islands exempted company (collectively, the "Finance Subsidiaries")). The Pricing Agreement incorporates by reference the terms of that certain Underwriting Agreement, dated as of July 26, 2001, by and between the Company, the Finance Subsidiaries and the underwriters named therein.

     The Notes form a part of the series of the Company's 4.375% Notes Due 2007 (the "4.375% Series") and will have the same terms as the other notes of this series that are issued and outstanding other than their date of issue and the price at which the Notes were offered to the public. Notes of the 4.375% Series were initially issued in the aggregate principal amount of $1,000,000,000 on July 12, 2002, and as a result of this issuance of the $500,000,000 of the Notes on September 20, 2002, notes of the 4.375% Series are now issued in the aggregate principal amount of $500,000,000. The 4.375% Series was created and established, and the terms and conditions of the 4.375% Series were established, by action of the Company and an authorized officer of the Company pursuant to and in accordance with the Indenture, dated as of July 5, 2001, between the Company and the Finance Subsidiaries as Issuers, the Company as the Guarantor of any Debt Securities issued by any of the Finance Subsidiaries and Bank One Trust Company, NA, as Trustee (the "Indenture"). The terms of the Notes are as set forth in the Indenture, which is an exhibit to the Registration Statement on Form S-3 of the Company (Commission File No. 333-64740), and in the form of Notes, a copy of which is filed as an Exhibit to this Current Report on Form 8-K. The Notes were delivered in the form of two global notes representing the Notes issued and sold (the "Global Notes"). Copies of the Pricing Agreement and the Underwriting Agreement, as well as the form of the Global Notes, are attached as exhibits to this Current Report on Form 8-K. Also attached to this Current Report on Form 8-K is the Series Terms Certificate, as contemplated by the Indenture, which evidences the establishment of certain terms and conditions of the 4.375% Series in accordance with the Indenture.


Item 7.    Financial Statements and Exhibits.

     (c)   Exhibits

     1(a) Pricing Agreement, dated as of September 17, 2002, between the Company and the Designated Underwriters (and acknowledged by the Finance Subsidiaries).

     1(b) Underwriting Agreement, dated as of July 26, 2001, by and among the Company, the Finance Subsidiaries and the underwriters named therein.

     4(a) Series Terms Certificate for Wal-Mart Stores, Inc. 4.375% Notes Due 2007.

     4(b) Form of Global Note representing the Wal-Mart Stores, Inc. 4.375% Notes Due 2007.

     5     Hughes & Luce, LLP Legality Opinion.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  September 23, 2002
                                     WAL-MART STORES, INC.


                                      By: /s/ Thomas M. Schoewe
                                          ---------------------------------
                                           Name:    Thomas M. Schoewe
                                           Title:   Executive Vice President
                                           and Chief Financial Officer

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                                INDEX TO EXHIBITS


Exhibit
Number                             Description
------                             -----------

  1(a) Pricing Agreement, dated as of September 17, 2002, between the Company and the Designated Underwriters (and acknowledged by the Finance Subsidiaries).

  1(b) Underwriting Agreement, dated as of July 26, 2001 by and among the Company, the Finance Subsidiaries and the underwriters named therein.

  4(a)       Series Terms Certificate for Wal-Mart Stores, Inc. 4.375% Notes Due
             2007.

  4(b) Form of Global Note representing the Wal-Mart Stores, Inc. 4.375% Notes Due 2007.

   5         Hughes & Luce, LLP Legality Opinion.